SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2003

Family Dollar Stores, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-6807	56-0942963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 1017, 10401 Old Monroe Road Charlotte, North Carolina		28201-1017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:    (704) 847-6961

Item 9.    REGULATION FD DISCLOSURE

On October 1, 2003, Family Dollar Stores, Inc. (the “Company”) issued a news release with respect to the results of operations and financial condition for the fourth quarter and fiscal year ended August 30, 2003, plans for the fiscal year ending August 28, 2004, and other matters relating to the Company’s operations and financial condition.  A copy of the news release is attached hereto as Exhibit 99 and is incorporated by reference.

Item 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information set forth in Item 9 above is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FAMILY DOLLAR STORES, INC.
(Registrant)

Date:	October 1, 2003	By:	/s/ George R. Mahoney, Jr.
George R. Mahoney, Jr.
Executive Vice President-General Counsel

Exhibit Index

Exhibit No.	Item

99	News Release dated October 1, 2003